                                 SCHEDULE 14A
                    Information Required in Proxy Statement

                           SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No.    )

Filed by the Registrant[ X ]
Filed by a Party other than the Registrant[ ]
Check the appropriate box:
[    ] Preliminary Proxy Statement
[    ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-
       6(e)(2))
[ X  ] Definitive Proxy Statement
[    ] Definitive Addition Materials
[    ] Soliciting Material Pursuant to (S)240.14a-11(c) or (S)240.14a-12

                                HEARTSOFT, INC.
             -------------------------------------------------------------
                    (Name of Registrant as specified in Its Charter)

             -------------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement if
                          other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(2) or Item 22(a)
of Schedule 14A.
[   ] $500 per each party to the controversy pursuant to Exchange Act Rule
14a-6(i)(3).
[   ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1)  Title of each class of securities to which transaction applies:

          --------------------------------------------------------------
      2)  Aggregate number of securities to which transaction applies:

          --------------------------------------------------------------
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          --------------------------------------------------------------
      4)  Proposed maximum aggregate value of transaction:

          --------------------------------------------------------------
      5)  Total fee paid:

          --------------------------------------------------------------

[   ] Fee paid previously with preliminary materials.

[   ] Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1) Amount Previously Paid:

      2) Form, Schedule or Registration Statement No.:

      3) Filing party:

      4) Date Filed:

                                HEARTSOFT, INC.



                                   NOTICE OF
                                ANNUAL MEETING
                                AUGUST 28, 1996
                                      AND
                                PROXY STATEMENT

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON AUGUST 28, 1996


     Notice is hereby given that the Annual Meeting of Stockholders of Heartsoft, Inc. (the "Company"), will be held at the Company's offices, 3101 Hemlock Circle, Broken Arrow, Oklahoma, on Wednesday, August 28, 1996, at 10:00 A.M. (Local Time), for the following purposes:

     1.  To elect three directors of the Company for the ensuing year; and

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     We hope that you will be able to attend this meeting. Even though you may now plan to attend the Annual Meeting in person, please complete, date, sign and promptly return the enclosed Proxy as promptly as possible. If you attend the meeting and desire to withdraw your Proxy and vote in person, you may do so.

     Only stockholders of record at the close of business on July 1, 1996 will be entitled to vote at the Annual Meeting.

                                         By Order of the Board of Directors


                                         /s/ Jimmy L. Butler
                                         -------------------
                                         Jimmy L. Butler
                                         Secretary

Broken Arrow, Oklahoma
August 5, 1996

                                HEARTSOFT, INC.
                              3101 Hemlock Circle
                         Broken Arrow, Oklahoma 74012


                                PROXY STATEMENT

     This statement is furnished in connection with the solicitation by the Board of Directors of Heartsoft, Inc., for proxies to be used at the Annual Meeting of Stockholders of the Company to be held on August 28, 1996, at the time and place, and for the purposes set forth in the Notice of Annual Meeting accompanying this Proxy Statement. The only matters which management intends to present are those set forth in such Notice, and management knows of no matters which will be presented by others. Should any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to act upon them according to their best judgment.

     The enclosed Proxy may be revoked at any time prior to the voting thereof, either by giving notice to the Secretary of the Company or by personal attendance at the meeting. All shares represented by valid proxies received in advance of the meeting will be voted, unless the Proxy is revoked prior to exercise.

     Pursuant to provisions of the Bylaws of the Company and action of its Board of Directors, the close of business on July 1, 1996, has been established as the time and record date for determining the stockholders entitled to notice of and to vote at this Annual Meeting. The stock transfer books will not be closed.

     This Proxy Statement, Notice of Annual Meeting and accompanying Proxy, as well as the Company's 1995 Annual Report, will be first mailed to stockholders approximately August 5, 1996.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     As of July 1, 1996 (the record date), the Company had issued a total of 5,089,608 shares of $.0005 par value Common Stock. Each share of Common Stock is entitled to one vote on all matters submitted to a vote by stockholders. While the Company also had issued and outstanding as of the record date 1,058,500 shares of 12% Convertible Preferred Stock, $.01 par value, none of such shares are entitled to vote.

     The following table sets forth, as of July 1, 1996, the aggregate number of shares of Common Stock of the Company owned of record or beneficially by the only persons who owned of record, or are known by the Company to own beneficially, more than 5% of the Company's Common Stock, each officer whose 1995 salary and bonus exceeded $100,000 ("Executive Officers"), and the name and shareholdings of each other director and such officers and all directors as a group:


        Name and address of the 5%                                        Percent
 shareholders and each Executive Officer         Number of shares           of
       and names of other directors                 owned (1)              class
- ----------------------------------------         ----------------         -------
       Benjamin P. Shell (2)                       987,762                19.41
       3101 Hemlock Circle
       Broken Arrow, Oklahoma 74012

       Jimmy L. Butler (2)                         962,124                18.90
       3101 Hemlock Circle
       Broken Arrow, Oklahoma  74012

       Charles R. Carlson (3)                      600,000/(4)/           11.56 /(4)/
       5151 Beltline Road
       Dallas, Texas  75240

Executive Officers and all directors
  as a group (3 persons)                         2,549,886/(4)/           49.13 /(4)/

- ------------------------------------------
(1) All shares are held beneficially and of record and the owner has sole voting and investment power with respect thereto, except as otherwise noted.

(2)  Messrs. Shell and Butler are also directors.

(3)  Mr. Carlson is an Executive Officer of the Company.

(4)  Includes 100,000 shares held under presently exercisable stock options.

DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS

   The number of directors has been set at three and the nominees to serve during 1996-1997 are:

Name                          Age  Position with the Company in 1995-1996
- ----------------------------  ---  --------------------------------------

Benjamin P. Shell             33  Chairman of the Board
                                   and Director

Jimmy L. Butler               32  Vice President,
                                   New Product Development,
                                   Secretary, and Director

Charles R. Carlson            59  Chief Executive Officer

     Mr. Shell, a co-founder of the Company, has also been a director of the Company since its inception in July of 1983. From 1983 until 1995 Mr. Shell served as President of the Company. In 1995 he was appointed Chairman of the Board of Directors. Mr. Shell has overseen the development of over 60 software titles and is personally responsible for programming 50 of those titles. As Chairman of the Board, Mr. Shell is responsible for establishing the Company's goals, and in specifically identifying the perceived needs for and uses of educational software by children, and to implement these conceptual perceptions into the Company's new product development utilizing Heartsoft's unique product style. Effective July 1, 1996, upon Charles Carlson informing the Board that he no longer desired to retain the position of Chief Executive Officer, Mr. Shell also assumed the position of President and Chief Executive Officer.

     Mr. Butler, a co-founder of the Company, has been a director and served as an executive officer since its inception in 1983. Mr. Butler is currently Vice President, New Product Development, in which capacity he oversees the full spectrum of new product development from conceptualization to final release. His diverse exposure to the education and software industry includes market analysis, direct sales to school administrators, content design and hosting dozens of national trade shows.

     Mr. Carlson has been nominated to stand for election as a director for the first time at the Annual Meeting. Mr. Carlson served as Chief Executive Officer of the Company from June of 1995, until he informed the Board that effective July 15, 1996, he desired to no longer hold such position, to allow him additional time to build the Dallas sales office. On such date the Board of Directors appointed Mr. Carlson as Executive Vice President, Sales. Mr. Carlson is responsible for advanced technology sales through the Company's Dallas sales office. Immediately prior to joining Heartsoft, Mr. Carlson was Director, Sales and Marketing, for the Edison Project. Prior to that time he served as Senior Vice President, Sales and Marketing for Computer Curriculum Corporation, and was Group Vice President for Development and Technology with Jostens Learning from 1897 until 1993, and with Simon & Shuster in 1993 with its educational publishing division.

     All director-nominees, if elected, will hold office until the next annual meeting of stockholders scheduled to be held on August 27, 1997.

     The Board of Directors of the Company had ten meetings during 1995 and Mr. Shell and Mr. Butler attended each of those meetings.

     The Company does not have an audit, nominating or compensation committee.

EXECUTIVE OFFICERS

     In addition to Mr. Shell and Mr. Butler, who served as both officers and directors and Mr. Carlson, who served as an executive officer of the Company in 1995, the following individuals also served as executive officers during 1995:

       Name           Age    Position with Company        Since
- --------------------  ---  -------------------------  -------------

Steven W. Williams    32   Vice President, Marketing  January, 1993

Dana Swift            41   Director, Programming      June 1995

Bryan J. Reusser      34   Director, Finance          March, 1996

     Mr. Williams joined Heartsoft in January of 1993, when Heartsoft began its new strategic plan. For the two years prior to that time Mr. Williams worked for MPSI, Inc. in Tulsa, Oklahoma, where he developed retail marketing strategies for various client applications.

     Mr. Swift joined the Company in June of 1995, and has worked with the Company through the last two product conversions. From 1987 until joining the Company, Mr. Swift was employed by Areomet, Inc. Mr. Swift will play a key role in developing new product and upgrading existing product. Mr. Swift is a software engineer with 20 years experience, including projects for NASA, the Jet Propulsion Laboratory and the Strategic Defense Initiative.

     Mr. Reusser joined Heartsoft in March of 1996 as the Company was placing additional capital through the offering of its Convertible Preferred Stock. Mr. Reusser has over 11 years of investment management and securities industry experience. For the three years prior to joining the Company, he was with Bank IV's Investment Division, and served as Regional Manager of that division when he joined the Company. During the two years prior to this Mr. Reusser was Manager of the Capital Markets Department of First City Bank of Dallas.

     While all officers serve at the pleasure of the Board of Directors, their current terms of office extend through August, 1996.

EXECUTIVE COMPENSATION

REPORT OF BOARD OF DIRECTORS

    The Board of Directors sets the compensation of the full-time executive officers/employees of the Company.

    Effective March of 1995, Mr. Shell's salary was set (and remains) at an annual rate of $80,000. Factors considered in determining Mr. Shell's base compensation include having responsibility for establishing overall corporate philosophy and goals, organizing and staffing Company personnel, overseeing implementation of Board directives, financial budgets, marketing strategies, engineering projects and manufacturing methods. His compensation is measured both by progress toward long-term goals and current financial results.

    Pursuant to Mr. Carlson's employment agreement discussed below, his annual rate of salary was set at $100,000 effective June 1, 1995. The salary was predicated on Mr. Carlson's previous experience in the industry and his efforts in establishing the Company's Dallas sales and marketing office, as well as his overall job performance.

    The following table sets forth information as to the compensation of the Executive Officers of the Company whose annual salary and bonus has exceeded $100,000.


                           SUMMARY COMPENSATION TABLE

                                                                         Long Term Compensation
                                                                    ---------------------------------
                                         Annual Compensation                 Awards           Payouts
                                     ----------------------------   -----------------------   -------
    Name and                                             Other      Restricted   Securities            All Other
    principal                                            Annual       Stock      Underlying    LTIP     Compen-
    position                 Year     Salary   Bonus  Compensation    Awards    Options/SARs  Payouts   sation
- -------------------------    ----    --------  -----  ------------  ----------  ------------  -------  ---------
Benjamin P. Shell            1995    $ 80,000   -0-       -0-          N/A          N/A         N/A       -0-
 Chairman                    1994    $ 60,000   -0-       -0-          N/A          N/A         N/A       -0-
                             1993    $ 50,000   -0-       -0-          N/A          N/A         N/A       -0-
Charles R. Carlson           1995(1) $100,000   -0-       -0-          N/A        997,000       N/A       -0-
 Chief Executive Officer

- --------------------

(1) Mr. Carlson was not with the Company prior to June of 1995; therefore, no information is provided for fiscal years 1994 and 1993.



    Pursuant to Mr. Carlson's employment agreement with the Company entered into in June of 1995, he was entitled to a salary of $100,000 to be paid on a semi-monthly basis. The agreement is terminable at will by either party; provided, if the Company terminates the agreement for any reason other than for "just cause", it is required to pay Mr. Carlson an amount equal to one month's salary, and continue, during the same period, coverage under the Company's various insurance coverage.

    Under the employment agreement, Mr. Carlson and the Company could agree to defer portions of his salary, and from June 1995 until July, 1996, Mr. Carlson elected to defer his entire salary. In addition, during such time, Mr. Carlson incurred certain expenses for the benefit of the Company, which expenses the Company is currently reviewing. The Company and Mr. Carlson are currently negotiating the terms of a new employment agreement that will determine the terms of repayment of the deferred salary, reimbursement of certain agreed upon expenses, and establish Mr. Carlson's salary and other benefits during the 1996 fiscal year.

    Under Mr. Carlson employment agreement he was granted an option to purchase 500,000 shares of the Company's common stock within thirty days of the commencement of his employment at $.001 per share (which option was exercised), and was also granted a second option to acquire an additional 497,000 shares (at the rate of not more than 100,000 shares per year commencing on the first anniversary of employment) at the same option price. As of June 1, 1996, options for 100,000 shares have vested under this second option, but to date such option remains unexercised by Mr. Carlson.

    The following table provides information with respect to the option grants made during 1995 by the Company.


                       OPTION GRANTS IN LAST FISCAL YEAR

                               Individual Grants
           -------------------------------------------------------

                         Number of         % of Total                       Market
                        Securities      Options Granted                     Price
                        Underlying      to Employees in      Exercise    at Date of      Expiration
    Name              Options Granted     Fiscal Year      Price ($/Sh)     Grant           Date
                      ---------------   ---------------    ------------  ----------      ----------
Charles R. Carlson       997,000           100%               $.001        $0.875         7/1/2000
 Chief Executive
 Officer


    No other options were granted to or exercised by any Executive Officer or director during the fiscal year ended March 31, 1996, nor were any options held by such persons "repriced" during that period.

    The Company has no long-term incentive plan ("LTIP") or "defined benefit" (pension) plan.

    With the exception of Mr. Carlson, the Company has no employment contracts with any of its officers, directors or employees, nor any compensatory plan or arrangement concerning any person's termination of employment or respecting any "change in control".


COMPENSATION OF DIRECTORS

    The Company does not pay any directors' fees or fees for attendance at Board meetings.

BENEFICIAL OWNERSHIP REPORTING

    Based solely upon a review of Forms 3 and 4 furnished to the Company during its most recent fiscal year and Forms 5 furnished to the Company with respect to its most recent fiscal year and/or written representations made to the Company by its directors and officers and by the only beneficial owner of more than ten percent of its Common Stock, the Company knows of no director, officer or beneficial owner of more than ten percent of the Company's Common Stock who has failed to file on a timely basis reports of beneficial ownership of the Company's Common Stock as required by Section 16(a) of the Securities Exchange Act of 1934, as amended.

RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANT

    Cross & Robinson has been selected as the principal accountant of the Company for the current year. Representatives of Cross & Robinson are expected to be present at the 1996 Annual Meeting of Stockholders with the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

    Stockholder proposals intended to be presented at the 1997 Annual Meeting must be received at the Company's executive offices, 3101 Hemlock Circle, Broken Arrow, Oklahoma 74012, no later than May 28, 1997, for inclusion in the Company's Proxy Statement and form of Proxy relating to that meeting.

OTHER MATTERS

    Management knows of no business which will be presented at the 1996 Annual Meeting other than to elect directors for the ensuing year.

    Thirty-three and one-third percent (33-1/3%) of the issued and outstanding Common Stock entitled to vote shall constitute a quorum at the meeting.

    The cost of preparing, assembling and mailing all proxy solicitation materials will be paid by the Company. It is contemplated that the solicitation will be conducted only by use of the mails. The Company will, upon request, reimburse brokers for the costs incurred by them in forwarding solicitation materials to such of their customers as are the beneficial holders of Common Stock of the Company registered in the names of such brokers.

                                 By Order of the Board of Directors

                                 /s/ Benjamin P. Shell

                                 Benjamin P. Shell
                                 Chairman of the Board

August  5, 1996

HEARTSOFT, INC.
3101 HEMLOCK CIRCLE
BROKEN ARROW, OKLAHOMA 74012        PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

    The undersigned stockholder of Heartsoft, Inc., a Delaware corporation, hereby constitutes and appoints Benjamin P. Shell and Jimmy L. Butler, and each of them, with full power of substitution, as attorneys and proxies to appear and vote all shares of stock of the Company standing in the name of the undersigned, at the Annual Meeting of Stockholders of the Company to be held at 3101 Hemlock Circle, Broken Arrow, Oklahoma, on Wednesday, August 28, 1996 at 10:00 a.m. (Local Time), and at any adjournment thereof, with all powers that the undersigned would possess if personally present, hereby revoking all previous proxies.

1.  ELECTION OF DIRECTORS:
             FOR all nominees listed below  [_]    WITHHOLD AUTHORITY [_]
             (except as shown to the contrary
             below)

           Benjamin P. Shell, Jimmy L. Butler and Charles R. Carlson


    (INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)



2. In their discretion, upon any other matters as may properly come before the meeting.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES FOR DIRECTOR.

    The undersigned hereby acknowledge(s) receipt of the Notice of the aforesaid Annual Meeting and Proxy Statement accompanying the same, both dated August 5, 1996.


Dated:                            , 1996
      ----------------------------           -----------------------------

                                             -----------------------------


                        (Please sign exactly as your name appears at left. When
                        shares are held in the names of two or more persons, all
                        should sign individually. Executors, administrators,
                        trustees, etc., should so indicate when signing. When
      [Mailing label]   shares are held in the name of a corporation, the name
                        of the corporation should be written first and then an authorized officer should sign on behalf of the corporation, showing the office held.

        PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY,
                          USING THE ENCLOSED ENVELOPE.